Exhibit 32.1

SECTION 906 CERTIFICATION

In connection with the annual report of Landmark Land Company, Inc. (the "company") on Form 10-K for the fiscal year ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gerald G. Barton, Chairman and Chief Executive Officer of the company, certify to my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Date: April 15, 2009	/s/ Gerald G. Barton
Gerald G. Barton
Chairman and Chief Executive Officer
Landmark Land Company, Inc.